CARDTRONICS PLC
2050 WEST SAM HOUSTON PARKWAY SOUTH
SUITE 1300
HOUSTON, TEXAS 77042

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 29, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 29, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON
If you would like to attend the Annual General Meeting and vote in person, please review the requirements in the accompanying proxy statement.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D55468-P59014 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CARDTRONICS PLC

The Board of Directors recommends you vote FOR the following proposals:

1. To elect three Class II directors, Juli C. Spottiswood, Edward H. West and Rahul Gupta, each by separate ordinary resolution, to our Board of Directors to serve until the 2024 Annual General Meeting of Shareholders

Nominees:	**For**	**Against**	**Abstain**
1a. Juli C. Spottiswood	☐	☐	☐
1b. Edward H. West	☐	☐	☐
1c. Rahul Gupta	☐	☐	☐
2. To ratify, on an advisory basis, our Audit Committee's selection of KPMG LLP (U.S.) as our U.S. independent registered public accounting firm for the fiscal year ending December 31, 2021	☐	☐	☐
3. To re-appoint KPMG LLP (U.K.) as our U.K. statutory auditors under the U.K. Companies Act 2006, to hold office until the conclusion of the next annual general meeting of shareholders at which accounts are presented to our shareholders	☐	☐	☐
4. To authorize our Audit Committee to determine our U.K. statutory auditors' remuneration	☐	☐	☐

	For	**Against**	**Abstain**
5. To approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the proxy statement	☐	☐	☐
6. To approve, on an advisory basis, the Directors' Remuneration Report (other than the Directors' Remuneration Policy) for the fiscal year ended December 31, 2020	☐	☐	☐
7. To receive our U.K. Annual Reports and Accounts for the fiscal year ended December 31, 2020, together with the reports of the auditors therein	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or any adjournments or postponements thereof.

	Yes	**No**
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

D55469-P59014 Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to Be Held on June 30, 2021: The Notice of Annual General Meeting of Shareholders, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. CARDTRONICS PLC ANNUAL GENERAL MEETING OF SHAREHOLDERS Wednesday, June 30, 2021, 6:00 PM London Time This proxy is solicited by the Board of Directors The undersigned hereby revokes all prior proxies and appoints Edward H. West, Aimie Killeen, Marc Terry, Jana Hile, Martin Jackson and Paul Carbonelli, and each of them, as proxyholders with full power of substitution (and the power to each of them to appoint other persons as proxies), to represent, vote and act with respect to all Class A ordinary shares of Cardtronics plc, which the undersigned would be entitled to vote at the Annual General Meeting of Shareholders to be held on Wednesday, June 30, 2021 at Building 4, Trident Place, Mosquito Way, Hatfield, Hertfordshire, AL10 9UL United Kingdom London Time at 6:00 PM, or any postponements or adjournments thereof, on any matter properly coming before the meeting, with all the powers the undersigned would possess if personally present. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance will the recommendations of the Board of Directors. Please see the accompanying proxy statement for additional details. Continued and to be signed on reverse side